UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[  ] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material under §240.14a-12

INDOOR HARVEST CORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Indoor Harvest Corp
5300 East Freeway, Suite A

Houston, Texas 77020

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on January 10, 2019

NOTICE IS HEREBY GIVEN that Indoor Harvest Corp is holding a Virtual Special Meeting of Stockholders on January 10, 2019 at 10:00 a.m. (local time). You will be able to attend the Special Meeting, vote, and submit your questions during the meeting via live webcast by visiting www.virtualshareholdermeeting.com/xxxxxxxxx. To enter the Special Meeting, you must have your 16—digit control number that is shown on the proxy card accompanying this Notice and the Proxy Statement. You will not be able to attend the Special Meeting in person.

Details regarding logging into and attending the Special Meeting are described in the proxy card included with this Proxy Statement.

The Virtual Special Meeting is being held for the following purpose which is described more fully in the accompanying Proxy Statement:

To amend and restate the Company’s certificate of formation, as amended (the “Certificate of Formation”) to, among other items, increase the amount of shares of capital stock authorized to be issued, to grant the Board of Directors (the “Board”) “blank check preferred stock” authority allowing the Board to fix the terms and issue new series of preferred stock without the approval of the holders of the Company’s common stock, to explicitly permit stockholders of different classes of the Company’s capital stock to vote as a single class with regard to changes to the Certificate Formation, and to decrease the vote required for the approval of fundamental actions and fundamental business transactions (the “Charter Amendments”);

All holders of common stock and Series A convertible preferred stock of record at the close of business on [  ] [  ], 2018 are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

The Board of Directors of the Company has authorized the solicitation of proxies. Unless otherwise directed, the proxies will be voted FOR the Charter Amendments.

If you submit a proxy, you may revoke such proxy at any time prior to its exercise by notifying the Secretary of the Company in writing at c/o Indoor Harvest Corp, 5300 East Freeway, Suite A, Houston, Texas 77020 prior to the Special Meeting, and, if you attend the Special Meeting, you may revoke your proxy if previously submitted and vote via the live webcast by notifying the Secretary of the Company at the Special Meeting.

Your vote is very important. Whether or not you plan to attend the Special Meeting, we encourage you to read the Proxy Statement and submit your proxy as soon as possible. You may submit your proxy for the Special Meeting by completing, signing, dating and returning your proxy in the pre-addressed envelope provided.

By Order of the Board of Directors,

Daniel Weadock
Chief Executive Officer

[ ] [ ], 2018 Houston, TX

INDOOR HARVEST CORP

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

Important Notice Regarding the Availability of Proxy Materials for the Special Stockholders
Meeting to Be Held on January 10, 2019

The Proxy Statement is available at www.virtualshareholdermeeting.com/xxxxxxxxx.

GENERAL INFORMATION

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Indoor Harvest Corp, a Texas corporation (the “Company”), 5300 East Freeway, Suite A, Houston, Texas 77020, for use at the Virtual Special Meeting of Stockholders to be held on January 10, 2019, at 10:00 a.m. (local time). You will be able to attend the Special Meeting, vote, and submit your questions during the meeting via the live webcast by visiting www.virtualshareholdermeeting.com/xxxxxxxxx. To enter the Special Meeting, you must have your 16-digit control number that is shown on the proxy card accompanying this Proxy Statement. You will not be able to attend the Special Meeting in person. This is designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly. The Board urges you to promptly execute and return your proxy in the enclosed envelope, even if you plan to attend the Virtual Special Meeting. This Proxy Statement and the enclosed proxy card are being sent to the stockholders of the Company on or about [  ] [  ], 2018.

Any stockholder submitting a proxy may revoke such proxy at any time prior to its exercise by notifying the Secretary of the Company, in writing, prior to the Special Meeting. Any stockholder attending the Virtual Special Meeting may revoke his or her proxy and vote personally by notifying the Secretary of the Company at the Special Meeting. For additional information on how to obtain directions to be able to access the Special Meeting and vote during the Virtual Special Meeting, please write to the Company’s Secretary at Indoor Harvest Corp, 5300 East Freeway, Suite A, Houston, Texas 77020 or call (713) 410-7903. Only holders of common stock, $0.001 par value per share (the “Common Stock”), and Series A convertible preferred stock $0.01 par value per share (the “Series A Preferred Stock”) of record at the close of business on [  ] [  ], 2018 (the “Record Date”), will be entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. At the close of business on the Record Date, the Company had 33,418,008 outstanding shares of Common Stock, and 750,000 outstanding shares of Series A Preferred Stock. Each share of Common Stock entitles the holder thereof to one vote for each share of Common Stock held of record on the Record Date on each matter that may properly come before the Special Meeting. Each holder of outstanding shares of Series A Preferred Stock shall be entitled to cast the number of votes for the Series A Preferred Stock in an amount equal to the number of whole shares of Common Stock into which the shares of Series A Preferred Stock held by such holder are convertible as of the Record Date (i.e. 30.30 votes per share of Series A Preferred Stock, or an aggregate of 22,725,000 votes). We encourage you to vote promptly, even if you plan to attend the Virtual Special Meeting.

If the accompanying proxy card is signed and returned, the shares represented thereby will be voted in accordance with the directions on the proxy card. Unless a stockholder specifies otherwise therein, the proxy will be voted in accordance with the Board’s recommendations on all proposals. The presence at the live webcast or by proxy of a majority of the voting power represented by outstanding shares of Common Stock and Series A Preferred Stock will constitute a quorum for the transaction of business at the Special Meeting.

Under the default voting provisions of the Texas Business Organizations Code (the “TBOC”), the affirmative vote of holders of at least two-thirds of the outstanding shares of Common Stock and at least two-thirds of the outstanding shares of Series A Preferred Stock voting as separate classes are required to adopt the Charter Amendments.

A broker, bank or other nominee is not permitted to exercise discretionary voting power with regard to the Charter Amendments proposal. Therefore, if you are a beneficial owner and do not provide your broker, bank or other nominee with voting instructions with respect to the Charter Amendments, then your vote will not count either for or against the election of the nominees and will have the same effect as a vote against the Charter Amendments.

PROXY STATEMENT SUMMARY

VIRTUAL SPECIAL MEETING OF STOCKHOLDERS

Date and Time: Thursday, January 10, 2019, at 10:00 a.m. (local time)

Location: We will not hold a physical Special Meeting. Rather, we will hold a Virtual Special Meeting of Stockholders. You may access the Virtual Special Meeting, vote and submit a question during the Special Meeting by visiting www.virtualshareholdermeeting.com/XXXXXXXX. You will need to provide your 16-digit control number that is on your proxy card.

Record Date: [  ] [  ], 2018

MEETING AGENDA AND BOARD RECOMMENDATIONS

Item	Board Recommendation
1. To amend and restate the Certificate of Formation to, among other items, increase the amount of shares of capital stock authorized to be issued, , to grant the Board “blank check preferred stock” authority allowing the Board to fix the terms and issue new series of preferred stock without the approval of the holders of the Common Stock, to explicitly permit stockholders of different classes of the Company’s capital stock to vote as a single class with regard to changes to the Certificate Formation, and to decrease the vote required for the approval of fundamental actions and fundamental business transactions.	FOR

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND VOTING

What is the purpose of the Special Meeting?

At our Special Meeting, holders of our Common Stock and Series A Preferred Stock will be asked to vote on the following proposal:

To amend and restate the Certificate of Formation to, among other items, increase the amount of shares of capital stock authorized to be issued, , to grant the Board “blank check preferred stock” authority allowing the Board to fix the terms and issue new series of preferred stock without the approval of the holders of the Common Stock, to explicitly permit stockholders of different classes of the Company’s capital stock to vote as a single class with regard to changes to the Certificate Formation, and to decrease the vote required for the approval of fundamental actions and fundamental business transactions.

Will any other business be considered at the meeting?

Our Amended Bylaws (the “Bylaws”) provide that the only business which may be transacted at a special meeting is that relating to the purpose or purposes set forth in the notice thereof.

Who is entitled to attend and vote at the Special Meeting?

You may vote if you owned shares of our Common Stock and/or Series A Preferred Stock as of the close of business on [  ] [  ], 2018, the Record Date, which is the record date for determining who is eligible to attend and vote (at the live webcast or by proxy) at the Special Meeting or any adjournments or postponements thereof, and your stock ownership is reflected in our record books. As of the close of business on the Record Date, our record book reflects that we had outstanding a total of 33,418,008 shares of Common Stock, and 750,000 shares of Series A Preferred Stock. Each share of Common Stock entitles the holder thereof to one vote for each share of Common Stock held of record on the Record Date on each matter that may properly come before the Special Meeting. Each holder of outstanding shares of Series A Preferred Stock shall be entitled to cast the number of votes for the Series A Preferred Stock in an amount equal to the number of whole shares of Common Stock into which the shares of Series A Preferred Stock held by such holder are convertible as of the Record Date (i.e. 30.30 votes per share of Series A Preferred Stock, or an aggregate of 22,725,000 votes). We encourage you to vote promptly, even if you plan to attend the Virtual Special Meeting.

How many votes do I have?

You have one vote for each share of our Common Stock that you owned on the Record Date. You have 30.30 votes for each share of Series A Preferred Stock you owned on the Record Date. The holders of Common Stock and Series A Preferred Stock will vote as separate classes with respect to the Charter Amendments.

How many votes may be cast by all stockholders?

A total of 56,143,008 votes may be cast at the Special Meeting, consisting of one vote for each share of our Common Stock outstanding as of the Record Date (33,418,008), and 30.30 votes for each share of our Series A Preferred Stock outstanding as of the Record Date (for a total of 22,725,000 votes).

How many shares must be present to hold the Special Meeting?

The presence at the live webcast or by proxy of a majority of the voting power represented by outstanding shares of Common Stock and Series A Preferred Stock (56,143,008 votes) will constitute a quorum for the transaction of business at the Special Meeting.

Shares equal to a majority of the voting power of the outstanding shares of our Common Stock and Series A Preferred Stock entitled to vote as of the Record Date must be present at the Special Meeting in order to hold the meeting and conduct business. This is called a quorum. Your shares are counted as present at the Special Meeting if:

●	you are present and vote at the Special Meeting via the live webcast; or
●	you have properly and timely submitted your vote as described below under “How do I vote my shares?”.

If a quorum is not present or represented at the Special Meeting, the stockholders and proxies entitled to vote will have the power to adjourn the Special Meeting, without notice other than an announcement at that time, until a quorum is present or represented.

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What is a proxy?

It is your designation of another person to vote stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. When you designate a proxy, you also may direct the proxy how to vote your shares. We refer to this as your “proxy vote.” Two of our executive officers have been designated as proxies for the Special Meeting. Those executive officers are Dan Weadock and Chad Sykes.

What is a proxy statement?

It is a document that we are required to give you, in accordance with regulations of the Securities and Exchange Commission (the “SEC”), when we ask you to designate proxies to vote your shares of our Common Stock and Series A Preferred Stock at a Special Meeting of our stockholders. The Proxy Statement includes information regarding the matters to be acted upon at the Special Meeting and certain other information required by the regulations of the SEC.

What is the difference between a “stockholder of record” and a “street name” holder?

If your shares are registered directly in your name, you are considered the “stockholder of record” with respect to those shares. If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares, while you are considered the beneficial owner of those shares. In that case, your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the method described below under “How do I vote my shares?”.

How do I vote my shares?

Stockholders of Record. If you are a stockholder of record, you may vote in the following ways:

●	By Internet before the Virtual Special Meeting. If you have received a printed copy of the proxy materials from us by mail, you may vote electronically via the Internet at www.proxyvote.com. To be valid, your vote by mail must be received by us by 11:59 p.m., Eastern Time, on January 9, 2019.
●	By Phone. If you have received a printed copy of the proxy materials from us by mail, you may vote by touch-tone telephone by calling 1-XXX-XXX-XXXX. To be valid, your vote by mail must be received by us by 11:59 p.m., Eastern Time, on January 9, 2019.
●	By Mail. If you have received a printed copy of the proxy materials from us by mail, you may vote by completing, signing and dating the enclosed proxy card where indicated and by mailing or otherwise returning the proxy card in the envelope provided to us. To be valid, your vote by mail must be received by us by 11:59 p.m., Eastern Time, January 9, 2019.
●	At the Virtual Special Meeting. You can vote your shares during the Special Meeting via the Internet by following the instructions at www.virtualshareholdermeeting.com/XXXXXXXX

Beneficial Owners. If you are a beneficial owner, you may vote by submitting voting instructions to your broker or other nominee holding your shares. You should follow the voting instructions provided by your broker or nominee in order to instruct your broker or nominee on how to vote your shares.

Your vote is important, and we encourage you to vote promptly.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card or voting instruction form, it means that you hold shares registered in more than one account. To ensure that all of your shares are voted, you will need to be sure to vote once for each account.

What if I do not specify how I want my shares voted?

If you submit a signed proxy card or submit your proxy by Internet or by phone, and do not specify how you want to vote your shares, we will vote your shares FOR the amendment and restatement of the Certificate of Formation.

Note: If you are a street name holder and fail to instruct your broker, bank, trust or other nominee how you want to vote your shares on a particular matter, those shares are considered to be “uninstructed.” If the broker, bank, trust or other nominee is not permitted to exercise discretion, the uninstructed shares will be referred to as “broker non-votes.”

Your vote is very important. We urge you to vote, or to instruct your broker, bank, trust or other nominee how to vote, on all matters to be considered at the Special Meeting.

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Can I revoke my proxy and change my vote?

Yes, you may revoke your proxy and change your vote at any time before your proxy is voted at the Special Meeting. You may revoke your proxy and change your vote by:

●	Submitting a later-dated and properly executed proxy card to our Corporate Secretary at the Company’s address listed above, which must be received by us before the time of the Special Meeting;
●	Submitting a later-dated vote by telephone or on the Internet, in a timely manner;
●	Delivering a written notice of revocation to our Corporate Secretary at the Company’s address listed above, which must be received by us before the time of the Special Meeting; or
●	Attending the Virtual Special Meeting and voting. Your attendance at the Virtual Special Meeting will not by itself revoke a proxy that you have previously submitted.

What vote is required to approve each item of business included on the proxy and described in this Proxy Statement?

Under the default voting provisions of the TBOC, the affirmative vote of holders of at least two-thirds of the outstanding shares of Common Stock and at least two-thirds of the outstanding shares of Series A Preferred Stock voting as separate classes are required to adopt the Charter Amendments.

How does the Board recommend that I vote?

We are asking for your vote to amend and restate the Certificate of Formation to, among other items, increase the amount of shares of capital stock authorized to be issued, , to grant the Board “blank check preferred stock” authority allowing the Board to fix the terms and issue new series of preferred stock without the approval of the holders of the Common Stock, to explicitly permit stockholders of different classes of the Company’s capital stock to vote as a single class with regard to changes to the Certificate Formation, and to decrease the vote required for the approval of fundamental actions and fundamental business transactions.

Our Board recommends that you vote FOR the amendment and restatement of the Certificate of Formation.

Where can I find the voting results of the Special Meeting?

We expect to announce preliminary voting results at the Special Meeting. We plan to publish the final voting results in a Current Report on Form 8-K (“Form 8-K”) filed within four business days of the Special Meeting. If final voting results are not available within the four business day timeframe, we plan to file a Form 8-K disclosing preliminary voting results within the required four business days, to be followed as soon as practicable by an amendment to the Form 8-K containing the final voting results.

What happens if the Special Meeting is postponed or adjourned?

If the Special Meeting is postponed or adjourned, your proxy will remain valid and may be voted when the Special Meeting is convened or reconvened. You may change or revoke your proxy until it is voted.

Are members of the Board required to attend the Special Meeting?

Directors are encouraged, but not required, to attend the Special Meeting.

Who pays for the cost of proxy preparation and solicitation?

We pay for the cost of proxy preparation and solicitation, including the charges and expenses of brokerage firms or other nominees for forwarding proxy materials to beneficial owners of shares held in street name. We also will reimburse banks, brokerage houses and other custodians, nominees and certain fiduciaries for their reasonable expenses incurred in mailing proxy materials to their principals.

ITEM 1—AMENDMENT AND RESTATEMENT OF CERTIFICATE OF FORMATION

The Board has approved an amendment and restatement of the Certificate of Formation in the form of Appendix A. The initial filing of the Certificate of Formation in 2011 was a form document that reflected the startup nature of the Company whose operations were just getting started. Since then, there has been one amendment to the Certificate of Formation to allow the Company to issue preferred stock. The Board believes it is in the best interests of our stockholders to amend and restate the Certificate of Formation in its entirety to better reflect the current complexities of the Company’s operations and ownership structure.

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The amended and restated Certificate of Formation makes the following major changes to the current Certificate of Formation:

I.	Increasing the number of authorized shares of our Common Stock from 50,000,000 to 200,000,000 and the number of authorized shares of our preferred stock from 5,000,000 to 15,000,000.

II.	Grant the Board “blank check preferred stock” authority allowing the Board to fix the terms and issue new series of preferred stock without the approval of the holders of the Common Stock.

Our Board believes it is in the best interests of our stockholders to increase the number of authorized shares of capital stock and to allow the Board to issue preferred stock and to fix its terms without further approval of the holders of Common Stock in order to give us greater flexibility in considering and planning for future corporate needs, including, but not limited to, stock dividends, grants under equity compensation plans, stock splits, financings, potential strategic transactions, including mergers, acquisitions and business combinations, as well as other general corporate transactions. The Board believes that additional authorized shares and the ability to issue preferred stock will enable us to take timely advantage of market conditions and favorable financing and acquisition opportunities that become available to us. Except as otherwise required by law, the newly authorized shares of capital stock will be available for issuance at the discretion of our Board (without further action by the stockholders) for various future corporate needs, including those outlined above. While adoption of these changes would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders, any future issuance of additional authorized shares of our Common Stock or may, among other things, substantially dilute the earnings per share of our Common Stock and the equity and voting rights of those holding Common Stock at the time the additional shares are issued. We do not have any definitive plans, arrangements, understandings or agreements regarding the issuance of the additional shares of capital stock that will result from our adoption of these changes.

Any newly authorized shares of Common Stock will be identical to the shares of Common Stock now authorized and outstanding. The proposed amendment will not affect the rights of current holders of our Common Stock, none of whom have preemptive or similar rights to acquire the newly authorized shares. Any newly authorized shares of preferred stock will have the terms fixed by the Board in its sole discretion.

III.	Explicitly permit stockholders of different classes of the Company’s capital stock to vote as a single class with regard to all matters with respect to which a vote of the stockholders of the Company is required or permitted under applicable law, the Certificate of Formation or the Bylaws. Currently, the Certificate of Formation does not explicitly permit stockholders of different classes of the Company’s capital stock to vote as a single class with regard to all matters with respect to which a vote of the stockholders of the Company is required or permitted. The power of the holders of shares of Series A Preferred Stock to vote as a single class with holders of Common Stock was intended to be given when such preferred stock was issued to enable the Company to, as quickly as possible, take advantage of certain financing opportunities that might be advantageous to us and our stockholders. Our Board determined that it is in our stockholders’ best interests to have the Certificate of Formation explicitly state that such voting is permitted.

IV.	Reduce the vote required for the approval of fundamental actions and fundamental business transactions from two-thirds of the outstanding shares of the Company entitled to vote to a majority of the outstanding shares of the Company entitled to vote. The default voting provisions of TBOC Sections 21.364 and 21.457 requires a vote of the holders of at least two-thirds of all outstanding shares of capital stock to amend any provision of our Certificate of Formation, to conduct a voluntary winding up (or revocation of such a decision), to cancel an event requiring winding up, for the Company to be reinstated following a termination, or to engage in a fundamental business transaction as detailed in Subchapter J of TBOC Title 2 Chapter 21. TBOC Section 21.365 allows the Company to specify in its Certificate of Formation that the vote required is a majority of the outstanding shares of the Company entitled to vote. The Board believes that this change will more easily allow the Company to take action in order to take advantage of certain financing, acquisition, and merger opportunities that might be advantageous to us and our stockholders by reducing the number of votes required for approval of such actions.

Potential Anti-Takeover Effects of Proposed Changes

Some of the Charter Amendments may have the effect of discouraging a tender offer, proxy contest or other attempt to obtain control of the Company. The Company is not aware of any present or threatened third-party plans to gain control of the Company, and the proposed changes are not being recommended in response to any such plan or threat. Rather, the Board is recommending the changes as part of its review of the Company’s key governance documents. The Board has no present intention of soliciting a stockholder vote on any other proposals relating to a possible takeover of the Company. Aspects of the proposed changes with potential anti-takeover implications are as follows:

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●	The increase in the capital stock of the Company would have the effect of increasing the Board’s flexibility in raising equity capital in the future. The Board could use this flexibility to resist a possible hostile takeover attempt in the future, for example, by issuing shares to a third party who the Board expects to vote in a manner consistent with the Board’s recommendations.
●	Granting the Board “blank check preferred stock” authority and explicitly permitting stockholders of different classes of the Company’s capital stock to vote as a single class with regard to all matters with respect to which a vote of the stockholders of the Company is required or permitted under applicable law could have anti-takeover effects in that it can prevent a potential hostile acquirer from obtaining voting control of the Company without the cooperation of the Board, even if the potential acquirer acquires a majority of the Common Stock. The Board will be able to quickly issue preferred stock with many votes per share without further action by any stockholders of the Company. This would allow the holders of that particular series of preferred stock to control any stockholder votes required.

For these reasons, the proposed changes contemplated by Charter Amendments could discourage certain takeover attempts, possibly including some takeovers that holders of a majority of the Common Stock may feel would be in their best interests. Although these changes could make it more difficult for a hostile bidder to acquire control over the Company, the Board believes that by forcing potential bidders to negotiate with the Board for a change of control transaction, the Board will be better able to maximize stockholder value in any change of control transaction.

If the Company’s stockholders approve the Charter Amendments, we expect that the amended and restated Certificate of Formation will be effective on or about January 11, 2019. Our Board retains the authority to abandon the Charter Amendments for any reason at any time prior to the time that the amended and restated Certificate of Formation is filed with and accepted by the Texas Secretary of State.

The form of the proposed amended and restated Certificate of Formation is attached hereto as Appendix A.

Board Recommendation

The Board recommends a vote FOR the Charter Amendments.

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“HOUSEHOLDING” OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with accountholders who are stockholders will be householding our proxy materials. As indicated in the notice previously provided by these brokers to stockholders, a single proxy statement and annual report will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice from your broker or us that they will be householding communications to your address, householding will continue until you are notified otherwise.

Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their broker or, if a stockholder is a direct holder of shares of our Common Stock, they should submit a written request to our transfer agent, VStock Transfer LLC. VStock Transfer LLC’s telephone number is (212) 828-8436.

To delist yourself from householding in the future you may write the Company at Indoor Harvest Corp, Attention: Corporate Secretary, 5300 East Freeway, Suite A, Houston, Texas 77020, or call (832) 649-3998. Upon written or oral request directed to the Company at the address or phone number listed above, we will deliver promptly a separate copy of the proxy materials.

By Order of the Board,

Daniel Weadock
Chief Executive Officer

[  ] [  ], 2018

Houston, Texas

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APPENDIX A

AMENDED AND RESTATED

CERTIFICATE OF FORMATION

OF

INDOOR HARVEST CORP

Pursuant to the provisions of the Texas Business Organizations Code (the “TBOC”), Indoor Harvest Corp, a Texas for-profit corporation (the “Corporation”), hereby adopts this Amended and Restated Certificate of Formation (the “Amended and Restated Certificate”), which accurately copies the Certificate of Formation and all amendments thereto that are in effect to date and as further amended by this Amended and Restated Certificate as hereinafter set forth.

1. The name of the Corporation is Indoor Harvest Corp. The file number issued to the Corporation by the Secretary of State is 801511675. The date of formation of the Corporation was November 23, 2011.

2. Each such amendment made by this Amended and Restated Certificate has been made in accordance with the provisions of the TBOC.

3. Articles I, II, III, IV, and V of the Certificate of Formation (as amended) are each amended and restated in their entirety to read as set forth in Articles I, II, III, IV, and V of this Amended and Restated Certificate.

4. This Amended and Restated Certificate adds new Articles VI, VII, VIII, IX, X, XI, XII, XIII, and XIV.

5. This Amended and Restated Certificate was adopted, approved and effected in conformity with the provisions of the TBOC and the constituent documents of the Corporation.

6. This Amended and Restated Certificate shall become effective upon filing with the Secretary of State of the State of Texas.

7. This Amended and Restated Certificate of Formation amends and restates the Certificate of Formation (as amended) to read in its entirety as follows:

ARTICLE I

NAME

The name of the Corporation is Indoor Harvest Corp (the “Corporation”).

ARTICLE II

TYPE OF ENTITY

The Corporation is a for-profit corporation.

ARTICLE III

PURPOSE

The purpose or purposes for which the Corporation is formed are all lawful purposes for which for-profit corporations may be formed under the Texas Business Organizations Code (“TBOC”).

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ARTICLE IV

AUTHORIZED SHARES

A. The Corporation is authorized to issue two (2) classes of shares designated “Common” and “Preferred.” The aggregate number of shares of all classes which the Corporation is authorized to issue is Two Hundred Fifteen Million (215,000,000), consisting of (i) Two Hundred Million (200,000,000) Common shares, having a par value of $0.001 per share (“Common Shares”), and (ii) Fifteen Million (15,000,000) Preferred shares, having a par value of $0.01 per share (“Preferred Shares”).

B. The Board of Directors is hereby expressly authorized, by resolution or resolutions from time to time adopted, without further action of the shareholders, to provide, out of the unissued Preferred Shares, for the issuance of one or more series of Preferred Shares. Before any shares of any such series are issued, the Board of Directors shall fix and state, and hereby is expressly empowered to fix, by resolution or resolutions, the relative rights and preferences of the shares of each such series, and the qualifications, limitations, or restrictions thereon, including, but not limited to, determination of any of the following:

(i)	the designation of such series, and the number of shares to constitute such series;

(ii)	whether the shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be full or limited;

(iii)	the dividends, if any, payable on such series, and at what rates, whether any such dividends shall be cumulative, and if so, from what dates, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any shares of stock of any other class or any other series of this class;

(iv)	whether the shares of such series shall be subject to redemption by the Corporation, and, if so, the times, prices and other terms and conditions of such redemption;

(v)	the amount or amounts payable upon shares of such series upon, and the rights of the holders of such series in, the voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

(vi)	whether the shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

(vii)	whether the shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or any other series of this class or any other class or classes of securities and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

(viii)	the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Shares or shares of stock of any other class or any other series of this class;

(ix)	the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional stock, including additional shares of such series or of any other series of this class or of any other class; and

(x)	any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions thereof.

C. The relative rights and preferences of each series of Preferred Shares, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series of Preferred Shares at any time outstanding; provided, that all shares of any one series of Preferred Shares shall be identical in all respects with all other shares of such series. Any of the designations, preferences, limitations, or relative rights, including the voting rights, of any series of shares may be dependent upon facts ascertainable outside the Certificate of Formation, provided that the manner in which such facts operate upon the designations, preferences, and relative rights, including the voting rights, of such series of shares is clearly set forth in the Certificate of Formation. The Board of Directors may increase the number of Preferred Shares designated for any existing series by a resolution adding to such series authorized and unissued Preferred Shares not designated for any other series. The Board of Directors may decrease the number of Preferred Shares designated for any existing series by a resolution subtracting from such series unissued Preferred Shares designated for such series, and the shares so subtracted shall become authorized, unissued, and undesignated Preferred Shares.

D. Each holder of Common Shares shall be entitled to one (1) vote for each Common Share held of record on all matters on which shareholders generally are entitled to vote. Subject to applicable law and the rights of the Preferred Shares and any other class or series of stock having a preference as to dividends over the Common Shares then outstanding, dividends may be paid on the Common Shares out of assets legally available for dividends, but only at such times and in such amounts as the Board of Directors shall determine and declare. Subject to applicable law, upon the dissolution, liquidation or winding up of the Corporation, after any preferential amounts to be distributed to the holders of the Preferred Shares and any other class or series of stock having a preference over the Common Shares then outstanding have been paid or declared and set apart for payment, the holders of the Common Shares shall be entitled to receive all the remaining assets of the Corporation available for distribution to its shareholders ratably in proportion to the number of shares held by them, respectively.

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E. Except as otherwise required by the specific terms of any class or series of Preferred Shares as set forth in the Preferred Shares designation with respect to such class or series, with respect to all matters, including all matters for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the TBOC, the vote required for approval by the shareholders is the affirmative vote of the holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

F. The Board of Directors created a series of Preferred Shares designated as Series A Convertible Preferred Stock (the “Series A Preferred Stock”), by filing a certificate of designations of preferences, right and limitations of the Series A Preferred Stock with the Secretary of State of the State of Texas (the “Secretary of State”) on August 10, 2015, and the voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the Series A Preferred Stock, are set forth in Appendix A hereto and are incorporated herein by reference.

ARTICLE V

INTERESTED PARTIES

Except as may be otherwise provided in the TBOC, no contract, act or transaction of the Corporation with any corporation, person or persons, firm, trust or association, or any other organization will be affected or invalidated by the fact that any director, officer or shareholder of this Corporation is a party to, or is interested in, such contract, act or transaction, or in any way connected with any such person or persons, firm, trust or association, or is a director, officer or shareholder of, or otherwise interested in, any such other corporation, nor will any duty to pay damages on account to this Corporation be imposed upon such director, officer or shareholder of this Corporation solely by reason of such fact, regardless of whether the vote, action or presence of any such director, officer or shareholder may be, or may have been, necessary to obligate this Corporation on, or in connection with, such contract, act or transaction, but if such vote, action or presence is, or was, necessary, such interest or connection (other than an interest as a noncontrolling shareholder of any such other corporation) be known or disclosed to the Board of Directors.

Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

ARTICLE VI

LIABILITY OF DIRECTORS

No director of the Corporation will have any personal liability to the Corporation or its shareholders for monetary damages for any act or omission by the director in the director’s capacity as a director of the Corporation, except that this provision does not eliminate or limit the liability of a director to the extent the director is found liable under applicable law for:

A. a breach of the director’s duty of loyalty to the Corporation or its shareholders;

B. an act or omission not in good faith that constitutes a breach of duty of the director to the Corporation or that involves intentional misconduct or a knowing violation of the law;

C. a transaction from which the director received an improper benefit, regardless of whether the benefit resulted from an action taken within the scope of the director’s duties; or

D. an act or omission for which the liability of the director is expressly provided for by an applicable statute.

If the TBOC is amended to authorize action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the TBOC as so amended. Any repeal or modification of this Article VI shall not adversely affect any right of protection of a director of the Corporation existing at the time of such repeal or modification.

ARTICLE VII

INDEMNIFICATION

The Corporation may indemnify, and advance expenses to, to the fullest extent permitted by law, any person who was or is a party to or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that the person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

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ARTICLE VIII

WRITTEN CONSENT OF SHAREHOLDERS

Except as otherwise required by the specific terms of any class or series of Preferred Shares as set forth in the Preferred Shares designation with respect to such class or series, any action required or permitted to be taken at any annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock entitled to vote on such action having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which the required shares entitled to vote thereon were present and voted.

ARTICLE IX

CUMULATIVE VOTING

The right to accumulate votes in the election of directors and/or cumulative voting by any shareholder is hereby expressly denied.

ARTICLE X

PREEMPTIVE RIGHTS

No shareholder of this Corporation shall, by reason of his holding shares of any class of stock of this Corporation, have any preemptive or preferential right to purchase or subscribe for any shares of any class of stock of this Corporation, now or hereafter to be authorized, or any notes, debentures, bonds or other securities convertible into or carrying options, warrants or rights to purchase shares of any class, now or hereafter to be authorized, whether or not the issuance of any such shares or such notes, debentures, bonds or other securities would adversely affect the dividend or voting rights of any such shareholder, other than such rights, if any, as the Board of Directors, at its discretion, from time to time may grant, and at such price as the Board of Directors at its discretion may fix; and the Board of Directors may issue shares of any class of stock of this Corporation or any notes, debentures, bonds or other securities convertible into or carrying options, or warrants or rights to purchase shares of any class without offering any such shares of any class of such notes, debentures, bonds or other securities, either in whole or in part, to the existing shareholders of any class.

ARTICLE XI

REGISTERED OFFICE AND AGENT

The address of the registered office of the Corporation is c/o Registered Agents Inc., 700 Lavaca Street, Suite 1401, Austin, TX 78701 and the name of its registered agent at such address is Registered Agents Inc.

ARTICLE XII

DIRECTORS

A. Powers. The property, business and affairs of the Corporation and all corporate powers shall be managed by the Board of Directors, subject to any limitation imposed by statute, this Amended and Restated Certificate of Formation or the Bylaws.

B. Number and Classes of Directors. The number of directors, other than those who may be elected by the holders of one or more series of Preferred Shares voting separately by class or series, shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the full Board of Directors, provided that any decrease in the number of directors does not shorten the time of any incumbent director. Directors need not be residents of the State of Texas. The number of directors currently constituting the Board of Directors is three (3).

C. Resignation. A director may resign at any time on written notice to the Board of Directors or to the Chairman of the Board. A director’s resignation is effective when the notice is delivered unless the notice specifies a later effective date.

D. Election of Directors. Directors shall be elected by a plurality of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote on the election of directors, voting together as a single class, who are present, in person or by proxy, at any such meeting.

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E. Vacancies and Removal. Subject to applicable law, unless the Board of Directors otherwise determines, vacancies resulting from death, resignation, retirement, disqualification, removal from office or other cause, and newly created directorships resulting from any increase in the authorized number of directors, may be filled only by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors, and in the event that there is only one (1) director remaining in office, by such sole remaining director, and directors so chosen shall hold office for a term expiring at the annual meeting of shareholders at which the term of office of the class to which they have been appointed expires and until such director’s successor shall have been duly elected and qualified.

Any director, or the entire Board of Directors, may be removed from office at any time but only for cause by the affirmative vote of the holders of at least a majority of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors voting together as a single class.

Notwithstanding the foregoing, whenever the holders of any class or series of shares are entitled to elect one (1) or more directors by the provisions of this Amended and Restated Certificate of Formation or any Preferred Share designation, only the holders of shares of that class or series shall be entitled to vote for or against the removal of any director elected by the holders of shares of that class or series; and any vacancies in such directorships and any newly created directorships of such class or series to be filled by reason of an increase in the number of such directors may be filled by the affirmative vote of a majority of the directors elected by such class or series then in office or by a sole remaining director so elected, and such directorships shall not in any case be filled by the vote of the remaining directors unless otherwise provided in this Amended and Restated Certificate of Formation or any Preferred Share designation.

ARTICLE XIII

SPECIAL MEETINGS

Special meetings of the shareholders for any purpose or purposes may be called by (a) the Chairman of the Board or (b) a majority of the entire Board of Directors. In addition, a special meeting of the shareholders shall be called at the request in writing of shareholders owning not less than fifty percent (50%) of the issued and outstanding shares of the Corporation entitled to vote at such meeting by the Chairman of the Board or the Secretary. Such request for a special meeting shall state the purpose or purposes of the proposed meeting, which purpose or purposes shall be stated in the notice of the meeting. Business transacted at any special meeting of shareholders shall be limited to the purposes stated in the notice. Notwithstanding anything set forth in this Amended and Restated Certificate of Formation to the contrary, at a special meeting requested by the shareholders of the Corporation, only the Corporation and the shareholders who participated in the written meeting request may propose any item for consideration or nominate directors for election at such meeting.

ARTICLE XIV

AMENDMENT OF CERTIFICATE OF FORMATION

The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Formation (including any Preferred Share designation), and any other provisions authorized by the laws of the State of Texas at the time in force may be added or inserted, in the manner now or hereafter prescribed by this Certificate of Formation, the Bylaws or the TBOC; and, except as set forth in Article VI, all rights, preferences and privileges herein conferred upon stockholders, directors or any other persons by and pursuant to this Certificate of Formation in its present form or as hereafter amended are granted subject to the right reserved in this Article; provided, however, that, notwithstanding any other provision of this Amended and Restated Certificate of Formation, and in addition to any other vote that may be required by law or any Preferred Share designation, the affirmative vote of the holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, alter or repeal, or adopt any provision as part of this Amended and Restated Certificate of Formation.

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ARTICLE XV

AMENDMENT OF BYLAWS

Bylaws of the Corporation may be adopted, amended or repealed by vote of the holders of the shares at the time entitled to vote in the election of any directors. Bylaws may also be adopted, amended or repealed by the Board of Directors, but any bylaws adopted by the Board may be amended or repealed by the shareholders entitled to vote thereon as herein above provided.

If any bylaw regulating an impending election of directors is adopted, amended or repealed by the Board of Directors, there shall be set forth in the notice of the next meeting of shareholders for the election of directors the bylaw so adopted, amended or repealed, together with a concise statement of the changes made.

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Formation to be executed by a duly authorized officer this [  ] day of [  ], 2019.

INDOOR HARVEST CORP

By:	/s/ Dan Weadock
Dan Weadock
Chief Executive Officer

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Appendix A

CERTIFICATE OF DESIGNATION,

PREFERENCES AND RIGHTS

of

SERIES A CONVERTIBLE PREFERRED STOCK

Indoor Harvest Corp, a corporation organized and existing under the laws of the State of Texas (the “Corporation”), hereby certifies that the Board of Directors of the Corporation (the “Board of Directors” or the “Board”), pursuant to authority of the Board of Directors as required by applicable corporate law, and in accordance with the provisions of its Certificate of Incorporation and Bylaws, has and hereby authorizes a series of the Corporation’s newly authorized Preferred Stock, par value $.01 per share (the “Preferred Stock”), and hereby states the designation and number of shares, and fixes the rights, preferences, privileges, powers and restrictions thereof, as follows:

SERIES A PREFERRED STOCK DESIGNATION AND AMOUNT

5,000,000 shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated “Series A Convertible Preferred Stock” with the following rights, preferences, powers, privileges, restrictions, qualifications and limitations.

1. Stated Value. The stated value of each issued share of Series A Convertible Preferred Stock shall be deemed to be $1.00 (the “Stated Value”), as the same may be equitably adjusted whenever there may occur a stock dividend, stock split, combination, reclassification or similar event affecting the Series A Convertible Preferred Stock. The Stated Value adjusted for the issuance of Additional Shares of Common Stock as provided herein shall be deemed the Series A Conversion Price.

2. Dividends. There are no dividends payable on the Series A Convertible Preferred Stock. As to dividends on common stock if and after conversion, currently the Corporation does not have a dividend policy. Should the Corporation offer dividends in the future, Series A Preferred Stockholders would receive dividends alongside common stockholders on an as-converted basis.

3. Voting.

a. Number of Votes. On any matter presented to the stockholders of the Corporation for their action or consideration at any meeting of stockholders of the Corporation (or by written consent of stockholders in lieu of a meeting), each holder of outstanding shares of Series A Convertible Preferred Stock shall be entitled to cast the number of votes for the Series A Convertible Preferred Stock in an amount equal to the number of whole shares of Common Stock into which the shares of Series A Convertible Preferred Stock held by such holder are convertible as of the record date for determining stockholders entitled to vote on such matter. Holders of Series A Convertible Preferred Stock shall vote together with the holders of Common Stock, and with the holders of any other series of Preferred Stock the terms of which so provide, together as a single class.

4. Liquidation, Dissolution, or Winding-Up.

Upon any liquidation, dissolution or winding-up of the Corporation under Texas law, whether voluntary or involuntary, the holders of the shares of Series A Convertible Preferred Stock shall be paid an amount equal to the aggregate Stated Value of their shares of Series A Convertible PreferredStock (“Series A Preferred Liquidation Payment”), before any payment shall be paid to the holders of Common Stock, or any other stock ranking on liquidation junior to the Series A Convertible Preferred Stock (the “Junior Stock”), an amount for each share of Series A Convertible Preferred Stock held by such holder equal to the sum of the Stated Value thereof. If, upon such liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of shares of Series A Convertible Preferred Stock shall be insufficient to permit payment to the holders of Series A Convertible Preferred Stock of an aggregate amount equal to the aggregate Series A Liquidation Preference Payment, then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of Series A Convertible Preferred Stock (based on the Individual Series A Preferred Liquidation Preference Payments due to the respective holders of Series A Convertible Preferred Stock).

4. Optional Conversion. The holders of Series A Convertible Preferred Shares shall have the conversion rights as follows (the “Conversion Rights”).

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(a) Right to Convert. Each share of Series A Convertible Preferred Stock shall be convertible, at the option of the holder thereof, at any time and without the payment of additional consideration by the holder thereof, into a number of shares of common stock equal to the Stated Value of the Series A Convertible Preferred Shares divided by the Conversion Price.

(i) Initial Conversion Price. The initial Conversion Price shall be the Stated Value of the Series A Convertible Preferred Shares.

(ii) Revised Conversion Price Upon the issuance of Additional Shares of Common Stock. If the Corporation shall at any time after the date of issuance of the Series A Convertible Preferred Stock (“Series A Original Issue Date”) issue any additional shares of common stock except Exempted Securities as provided in Section 5 below (collectively “Additional Shares of Common Stock”), without cash consideration or for a cash consideration per share less than the Series A Conversion Price in effect immediately prior to such issue, then the Series A Conversion Price shall be adjusted by being reduced, concurrently with such issue, to a price equal to the sale price of the Additional Shares of Common Stock. If the Corporation issues securities convertible into shares of Common Stock rather than Common Stock, the adjustment herein shall be based upon the conversion price of the convertible securities so issued. Example: The Corporation sells Common Stock for $.50 per share or securities convertible into Common Stock at a conversion price of $.50 per share in the future. The new Conversion Price for Series A Convertible Preferred Stock shall be reduced to $.50. Thus, the holder of a share of Series A Convertible Preferred Stock will obtain upon conversion of the Series A Convertible Preferred Stock a number of shares of Common Stock equal to the Stated Value ($1.00) divided by the new Conversion Price ($.50 in this example), or two shares of Common Stock upon conversion of each share of Series A Convertible Preferred Stock.

(iii) Circumstances Requiring No Adjustment of Series A Conversion Price. No adjustment in the Series A Conversion Price shall be made as the result of the issuance of Additional Shares of Common Stock if the cash price per share of Common Stock, or conversion price into shares of Common Stock if the issuance involves convertible securities, for such Additional Shares of Common Stock as set forth above issued or deemed to be issued by the Corporation is equal to or greater than the applicable Series A Conversion Price in effect immediately prior to the issuance or deemed issuance of such Additional Shares of Common Stock.

(b) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series A Convertible Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of a share of Common Stock as determined in good faith by the Board of Directors, or round-up to the next whole number of shares, at the Corporation’s option. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Series A Convertible Preferred Stock the holder is at the time converting into Common Stock and the aggregate number of shares of Common Stock issuable upon such conversion.

(c) Mechanics of Conversion.

(i) For a holder of Series A Convertible Preferred Stock to voluntarily convert shares of Series A Convertible Preferred Stock into shares of Common Stock, that holder shall surrender the certificate or certificates for such shares of Series A Convertible Preferred Stock (or, if the registered holder alleges that such certificate has been lost, stolen, or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft, or destruction of such certificate), at the office of the transfer agent for the Series A Convertible Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that the holder elects to convert all or any number of the shares of the Series A Convertible Preferred Stock represented by such certificate or certificates and, if applicable, any event on which such conversion is contingent. The notice shall state the holder’s name or the names of the nominees in which the holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his, her, or its attorney duly authorized in writing. The close of business on the date of receipt by the transfer agent of such certificates (or lost certificate affidavit and agreement) and notice (or by the Corporation if the Corporation serves as its own transfer agent) shall be the time of conversion (the “Conversion Time”), and the shares of Common Stock issuable upon conversion of the shares represented by such certificate shall be deemed to be outstanding of record as of that date. The Corporation shall, as soon as practicable after the Conversion Time, issue and deliver at such office to the holder of Series A Convertible PreferredStock, or to his, her, or its nominee(s), a certificate or certificates for the number of shares of Common Stock to which the holder(s) shall be entitled, together with cash in lieu of any fraction of a share.

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(ii) The Corporation shall at all times while the Series A Convertible Preferred Stock is outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series A Convertible Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series A Convertible Preferred Stock; and if, at any time, the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then-outstanding shares of the Series A Convertible Preferred Stock, the Corporation shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to the Certificate of Incorporation.

(iii) All shares of Series A Convertible Preferred Stock that shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding, and all rights with respect to such shares, including the rights, if any, to receive notices, to vote, and to receive payment of any dividends accrued or declared but unpaid thereon, shall immediately cease and terminate at the Conversion Time, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor. Any shares of Series A Convertible Preferred Stock so converted shall be retired and cancelled and shall not be reissued as shares of such series, and the Corporation (without the need for stockholder action) may from time to time take such appropriate action as may be necessary to reduce the authorized number of shares of Series A Convertible PreferredStock accordingly.

(iv) Upon any such conversion, no adjustment to the Series A Conversion Price shall be made for any accrued or declared but unpaid dividends on the Series A Convertible Preferred Stock surrendered for conversion or on the Common Stock delivered upon conversion.

5. Excluded Shares From Conversion Price Adjustment per Section 4(a)(ii) above.

Notwithstanding any provision of this Certificate of Rights and Preferences to the contrary, there shall be no adjustment to the Series A Conversion Price upon the issuance of any of the following securities (collectively “Exempted Securities”):

(i) shares of Common Stock issued or deemed issued to employees or directors of, or consultants to, the Corporation or any of its Subsidiaries for services rendered pursuant to a plan, agreement, or arrangement approved by the Board of Directors, not to exceed 980,000 shares in the aggregate, as registered under our 2015 Stock Incentive Plan, from the Series A Original Issue Date.

(ii) shares of Common Stock issued or deemed issued in connection with a bona fide joint venture or business acquisition of or by the Corporation, whether by merger, consolidation, sale of assets, sale or exchange of stock, or otherwise; provided that any such issuance is approved by the Board of Directors, and, at the time of such issuance, the aggregate of that issuance and similar issuances in the preceding twelve (12) month period shall not exceed twenty percent (20%) of the then-outstanding Common Stock (assuming full conversion and exercise of all convertible and exercisable securities).

6. SEC Stock Ownership Reporting. The Corporation shall report in its SEC filings concerning stock ownership all shares of Common Stock and/or all shares of Series A Convertible Preferred Stock for which any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (“Person”) is deemed the beneficial owner as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended.

7. Waiver. Any of the rights, powers, or preferences of the holders of Series A Convertible Preferred Stock set forth herein may be waived by the affirmative consent or vote of the holders of at least a majority of the shares of Series A Convertible Preferred Stock then outstanding.

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